SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 19, 2003

M.D.C. Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-8951 (Commission File Number)	84-0622967 (IRS Employer Identification #)

3600 South Yosemite Street, Suite 900, Denver, CO 80237
(Address of Principal Executive Office)

(303) 773-1100
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. EXHIBITS
SIGNATURES
Exhibit Index
EX-1.1 Form of Underwriting Agreement
EX-4.3 Form of Supplemental Indenture
EX-5.1 Opinion of Holme Roberts & Owen LLP

ITEM 5. OTHER EVENTS

     In connection with the offering of $150,000,000 of the Registrant’s 5 1/2% Senior Notes due 2013:

     1.     On May 12, 2003, the Registrant and certain of its subsidiaries entered into an Underwriting Agreement, a form of which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

     2.     On December 3, 2002, the Registrant entered into an Indenture, a form of which is incorporated herein by reference to Exhibit 4.2(a) of the Registrant’s Current Report on Form 8-K dated December 3, 2002.

     3.     On May 19, 2003, the Registrant and certain of its subsidiaries entered into a Supplemental Indenture, a form of which is attached as Exhibit 4.3, to this Current Report on Form 8-K.

     4.     Holme Roberts & Owen LLP provided the Registrant with the legal opinion attached as Exhibit 5.1 to this Current Report on
Form 8-K.

ITEM 7. EXHIBITS

Exhibit No.	Description

1.1	Form of Underwriting Agreement dated as of May 12, 2003, by and among the Registrant, M.D.C. Land Corporation, RAH of Texas, LP, RAH Texas Holdings, LLC, Richmond American Construction, Inc., Richmond American Homes of Arizona, Inc., Richmond American Homes of California, Inc., Richmond American Homes of California (Inland Empire), Inc., Richmond American Homes of Colorado, Inc., Richmond American Homes of Maryland, Inc., Richmond American Homes of Nevada, Inc., Richmond American Homes of Texas, Inc., Richmond American Homes of Utah, Inc., Richmond American Homes of Virginia, Inc., Richmond American Homes of West Virginia, Inc. and Citigroup Global Markets Inc., Banc One Capital Markets, Inc. and Wachovia Securities, Inc., as representatives of the several Underwriters.

4.2(a)	Form of Indenture dated as of December 3, 2002, by and among MDC and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.2(a) of the Registrant’s Current Report on Form 8-K dated December 3, 2002).

4.3	Form of Supplemental Indenture dated as of May 19, 2003, by and among MDC, M.D.C. Land Corporation, RAH of Texas, LP, RAH Texas Holdings, LLC, Richmond American Construction, Inc., Richmond American Homes of Arizona,

Exhibit No.	Description

Inc., Richmond American Homes of California, Inc., Richmond American Homes of California (Inland Empire), Inc., Richmond American Homes of Colorado, Inc., Richmond American Homes of Maryland, Inc., Richmond American Homes of Nevada, Inc., Richmond American Homes of Texas, Inc., Richmond American Homes of Utah, Inc., Richmond American Homes of Virginia, Inc., Richmond American Homes of West Virginia, Inc., any Subsidiary (as defined in such Supplemental Indenture) of MDC that executes and delivers a guarantee of the Notes (as defined in such Supplemental Indenture), and U.S. Bank National Association (including without limitation the form of 5 1/2% Senior Notes due 2013 and form of Guarantee appended to such Supplemental Indenture).

5.1	Opinion of Holme Roberts & Owen LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: May 19, 2002	By:	/s/ Joseph H. Fretz Joseph H. Fretz Secretary and Corporate Counsel

Exhibit Index

Exhibit
Number	Exhibit

1.1	Form of Underwriting Agreement dated as of May 12, 2003, by and among the Registrant, M.D.C. Land Corporation, RAH of Texas, LP, RAH Texas Holdings, LLC, Richmond American Construction, Inc., Richmond American Homes of Arizona, Inc., Richmond American Homes of California, Inc., Richmond American Homes of California (Inland Empire), Inc., Richmond American Homes of Colorado, Inc., Richmond American Homes of Maryland, Inc., Richmond American Homes of Nevada, Inc., Richmond American Homes of Texas, Inc., Richmond American Homes of Utah, Inc., Richmond American Homes of Virginia, Inc., Richmond American Homes of West Virginia, Inc. and Citigroup Global Markets Inc., Banc One Capital Markets, Inc. and Wachovia Securities, Inc., as representatives of the several Underwriters.

4.2(a)	Form of Indenture dated as of December 3, 2002, by and among MDC and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.2(a) of the Registrant’s Current Report on Form 8-K dated December 3, 2002).

4.3	Form of Supplemental Indenture dated as of May 19, 2003, by and among MDC, M.D.C. Land Corporation, RAH of Texas, LP, RAH Texas Holdings, LLC, Richmond American Construction, Inc., Richmond American Homes of Arizona, Inc., Richmond American Homes of California, Inc., Richmond American Homes of California (Inland Empire), Inc., Richmond American Homes of Colorado, Inc., Richmond American Homes of Maryland, Inc., Richmond American Homes of Nevada, Inc., Richmond American Homes of Texas, Inc., Richmond American Homes of Utah, Inc., Richmond American Homes of Virginia, Inc., Richmond American Homes of West Virginia, Inc., any Subsidiary (as defined in such Supplemental Indenture) of MDC that executes and delivers a guarantee of the Notes (as defined in such Supplemental Indenture), and U.S. Bank National Association (including without limitation the form of 5 1/2% Senior Notes due 2013 and form of Guarantee appended to such Supplemental Indenture).

5.1	Opinion of Holme Roberts & Owen LLP.